Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2009	12/31/2008	% Chg	12/31/2009	12/31/2008	% Chg
Operating Revenues
Wireless service	$12,585	$11,523	9.2%	$48,563	$44,249	9.7%
Voice	7,612	8,796	-13.5%	32,314	37,321	-13.4%
Data	6,473	6,203	4.4%	25,454	24,373	4.4%
Directory	1,102	1,302	-15.4%	4,724	5,416	-12.8%
Other	3,086	3,252	-5.1%	11,963	12,669	-5.6%
Total Operating Revenues	30,858	31,076	-0.7%	123,018	124,028	-0.8%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	12,800	12,642	1.2%	50,405	49,556	1.7%
Selling, general and administrative	8,182	8,492	-3.7%	31,407	31,526	-0.4%
Depreciation and amortization	5,015	5,044	-0.6%	19,714	19,883	-0.8%
Total Operating Expenses	25,997	26,178	-0.7%	101,526	100,965	0.6%
Operating Income	4,861	4,898	-0.8%	21,492	23,063	-6.8%
Interest Expense	798	813	-1.8%	3,379	3,390	-0.3%
Equity in Net Income of Affiliates	185	107	72.9%	734	819	-10.4%
Other Income (Expense) - Net	109	(425)	-	152	(328)	-
Income Before Income Taxes	4,357	3,767	15.7%	18,999	20,164	-5.8%
Income Taxes	1,266	1,290	-1.9%	6,156	7,036	-12.5%
Net Income	3,091	2,477	24.8%	12,843	13,128	-2.2%
Less: Net Income Attributable to Noncontrolling Interest	(72)	(73)	1.4%	(308)	(261)	-18.0%
Net Income Attributable to AT&T	$3,019	$2,404	25.6%	$12,535	$12,867	-2.6%

Basic Earnings Per Share Attributable to AT&T	$0.51	$0.41	24.4%	$2.12	$2.17	-2.3%
Weighted Average Common
Shares Outstanding (000,000)	5,901	5,893	0.1%	5,900	5,927	-0.5%

Diluted Earnings Per Share Attributable to AT&T	$0.51	$0.41	24.4%	$2.12	$2.16	-1.9%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,927	5,920	0.1%	5,924	5,958	-0.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended

Wireless	12/31/2009	12/31/2008	% Chg	12/31/2009	12/31/2008	% Chg
Segment Operating Revenues
Service	$12,607	$11,541	9.2%	$48,657	$44,410	9.6%
Equipment	1,231	1,318	-6.6%	4,940	4,925	0.3%
Total Segment Operating Revenues	13,838	12,859	7.6%	53,597	49,335	8.6%

Segment Operating Expenses
Operations and support	8,941	8,731	2.4%	34,561	32,481	6.4%
Depreciation and amortization	1,477	1,443	2.4%	5,765	5,770	-0.1%
Total Segment Operating Expenses	10,418	10,174	2.4%	40,326	38,251	5.4%
Segment Operating Income	3,420	2,685	27.4%	13,271	11,084	19.7%
Equity in Net Income of Affiliates	9	1	-	9	6	50.0%
Segment Income	$3,429	$2,686	27.7%	$13,280	$11,090	19.7%

Segment Operating Income Margin	24.7%	20.9%		24.8%	22.5%

Wireline
Segment Operating Revenues
Voice	$7,793	$9,007	-13.5%	$33,082	$38,198	-13.4%
Data	6,823	6,460	5.6%	26,723	25,353	5.4%
Other	1,546	1,606	-3.7%	5,865	6,304	-7.0%
Total Segment Operating Revenues	16,162	17,073	-5.3%	65,670	69,855	-6.0%

Segment Operating Expenses
Operations and support	10,987	11,299	-2.8%	44,646	45,440	-1.7%
Depreciation and amortization	3,306	3,392	-2.5%	13,093	13,206	-0.9%
Total Segment Operating Expenses	14,293	14,691	-2.7%	57,739	58,646	-1.5%
Segment Operating Income	1,869	2,382	-21.5%	7,931	11,209	-29.2%
Equity in Net Income of Affiliates	1	1	0.0%	18	19	-5.3%
Segment Income	$1,870	$2,383	-21.5%	$7,949	$11,228	-29.2%

Segment Operating Income Margin	11.6%	14.0%		12.1%	16.0%

Advertising Solutions
Segment Operating Revenues	$1,129	$1,328	-15.0%	$4,809	$5,502	-12.6%

Segment Operating Expenses
Operations and support	701	705	-0.6%	2,922	2,998	-2.5%
Depreciation and amortization	149	180	-17.2%	649	789	-17.7%
Total Segment Operating Expenses	850	885	-4.0%	3,571	3,787	-5.7%
Segment Income	$279	$443	-37.0%	$1,238	$1,715	-27.8%

Segment Income Margin	24.7%	33.4%		25.7%	31.2%

Other
Segment Operating Revenues	$443	$485	-8.7%	$1,731	$2,042	-15.2%
Segment Operating Expenses	1,150	1,096	4.9%	2,678	2,986	-10.3%
Segment Operating Income (Loss)	(707)	(611)	-15.7%	(947)	(944)	-0.3%
Equity in Net Income of Affiliates	175	105	66.7%	706	794	-11.1%
Segment Income(Loss)	$(532)	$(506)	-5.1%	$(241)	$(150)	-60.7%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	12/31/09	12/31/08
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$3,802	$1,792
Accounts receivable - net of allowances for
doubtful accounts of $1,205 and $1,270	14,978	16,047
Prepaid expenses	1,572	1,538
Deferred income taxes	1,274	1,014
Other current assets	2,708	2,165
Total current assets	24,334	22,556
Property, Plant and Equipment - Net	100,093	99,088
Goodwill	73,259	71,829
Licenses	48,759	47,306
Customer Lists and Relationships - Net	7,420	10,582
Other Intangible Assets - Net	5,644	5,824
Investments in Equity Affiliates	2,921	2,332
Other Assets	6,322	5,728
Total Assets	$268,752	$265,245

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,361	$14,119
Accounts payable and accrued liabilities	20,999	20,032
Advanced billing and customer deposits	4,170	3,849
Accrued taxes	1,696	1,874
Dividends payable	2,479	2,416
Total current liabilities	36,705	42,290
Long-Term Debt	64,720	60,872
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	23,803	19,196
Postemployment benefit obligation	27,849	31,930
Other noncurrent liabilities	13,350	14,207
Total deferred credits and other noncurrent liabilities	65,002	65,333
Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Additional paid-in-capital	91,707	91,728
Retained earnings	39,366	36,591
Treasury shares (at cost)	(21,260)	(21,410)
Accumulated other comprehensive loss	(14,408)	(17,057)
Noncontrolling interest	425	403
Total stockholders' equity	102,325	96,750
Total Liabilities and Stockholders' Equity	$268,752	$265,245

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents unaudited
	2009	2008	2007
Operating Activities
Net income	$12,843	$13,128	$12,147
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	19,714	19,883	21,577
Undistributed earnings from investments in equity affiliates	(419)	(654)	(297)
Provision for uncollectible accounts	1,763	1,796	1,617
Deferred income tax expense (benefit)	2,104	5,889	(240)
Net (gain) loss from impairment and sale of investments	-	517	(11)
Gain on license exchange	-	-	(409)
Changes in operating assets and liabilities:
Accounts receivable	(454)	(1,421)	(1,491)
Other current assets	(355)	827	(1,020)
Accounts payable and accrued liabilities	2,372	(5,563)	672
Share-based payment excess tax benefit	-	(15)	(173)
Net income attributable to noncontrolling interest	(308)	(261)	(196)
Other - net	(2,815)	(470)	2,066
Total adjustments	21,602	20,528	22,095
Net Cash Provided by Operating Activities	34,445	33,656	34,242

Investing Activities
Construction and capital expenditures
Capital expenditures	(16,595)	(19,676)	(17,717)
Interest during construction	(740)	(659)	(171)
Acquisitions, net of cash acquired	(983)	(10,972)	(2,873)
Dispositions	287	1,615	1,594
Sales of securities, net of investments	55	68	455
Sale of other investments	-	436	-
Other	51	45	36
Net Cash Used in Investing Activities	(17,925)	(29,143)	(18,676)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(3,910)	2,017	(3,411)
Issuance of long-term debt	8,161	12,416	11,367
Repayment of long-term debt	(8,654)	(4,010)	(6,772)
Purchase of treasury shares	-	(6,077)	(10,390)
Issuance of treasury shares	28	319	1,986
Dividends paid	(9,670)	(9,507)	(8,743)
Share-based payment excess tax benefit	-	15	173
Other	(465)	136	(224)
Net Cash Used in Financing Activities	(14,510)	(4,691)	(16,014)
Net increase (decrease) in cash and cash equivalents	2,010	(178)	(448)
Cash and cash equivalents beginning of year	1,792	1,970	2,418
Cash and Cash Equivalents End of Period	$3,802	$1,792	$1,970

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2009	12/31/2008	% Chg	12/31/2009	12/31/2008	% Chg

Wireless
Wireless Customers (000)				85,120	77,009	10.5%
Net Customer Additions (000)	2,661	2,095	27.0%	7,278	6,699	8.6%
M&A Activity, Partitioned Customers and Other Adjs. (000)1	863	43		833	258
Postpaid Customers (000)				65,146	60,098	8.4%
Net Postpaid Customer Additions (000)	910	1,342	-32.2%	4,323	4,634	-6.7%
Postpaid Churn	1.19%	1.20%	-1 BP	1.16%	1.19%	-3 BP
Licensed POPs (000,000)				306	304	0.7%

In-Region Wireline 2
Total Consumer Revenue Connections (000)
Retail Consumer Voice Connections 3				24,562	27,479	-10.6%
Retail Consumer Additional Voice Connections 3				2,770	3,359	-17.5%
Consumer Wired Broadband Connections 4				13,717	12,970	5.8%
Video Connections: 5
Satellite Connections				2,174	2,190	-0.7%
U-verse Video Connections				2,064	1,045	97.5%
Total Consumer Revenue Connections (000)				45,287	47,043	-3.7%

Net Consumer Revenue Connection Changes (000)	(372)	(504)	26.2%	(1,756)	(2,395)	26.7%

Broadband and Video
Total Broadband Connections (000) 6				17,254	16,265	6.1%
Net Broadband Connection Changes (000) 6	171	300	-43.0%	989	1,463	-32.4%
Total Video Connections (000) 5				4,239	3,235	31.0%
Net Video Connection Changes (000) 5	227	272	-16.5%	1,004	888	13.1%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,529	$5,288	4.6%	$16,595	$19,676	-15.7%
Interest during construction	$187	$204	-8.3%	$740	$659	12.3%
Dividends Declared per Share	$0.4200	$0.4100	2.4%	$1.6500	$1.6100	2.5%
End of Period Common Shares Outstanding (000,000)				5,902	5,893	0.2%
Debt Ratio 7,8				41.3%	43.7%	-240 BP
Total Employees				282,720	302,660	-6.6%

1	4Q09 M&A Activity reflects the acquisition of Centennial Communications, which was completed in November 2009.
2	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
3	Includes consumer U-verse Voice over IP connections.
4	Consumer Wired Broadband Connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
5	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
6	Total broadband connections include DSL lines, U-verse High Speed Internet access, satellite broadband and 3G LaptopConnect cards.
7	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
8	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of year 2009, total switched access lines were 49,392, retail business switched access lines totaled 20,106 and wholesale and coin switched access lines totaled 2,908.